UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2006 (February 27, 2006)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Approval of Amended and Restated Long-Term Incentive Plan.

The 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”) of Greif, Inc. (the “Company”) was held on February 27, 2006. At the 2006 Annual Meeting, the Company’s Class B stockholders approved various amendments to, and a restatement of, the Company’s Long-Term Incentive Plan (the “A&R Long-Term Incentive Plan”). A summary of the substantive amendments to, and other important aspects of, the A&R Long-Term Incentive Plan are set forth on pages 5 through 9 of the Company’s definitive Proxy Statement for the 2006 Annual Meeting, which Proxy Statement was filed with the Securities and Exchange Commission on January 20, 2006. The entire A&R Long-Term Incentive Plan is attached as Exhibit A to that Proxy Statement.

The following provides a brief description of the terms of the A&R Long-Term Incentive Plan.

The primary purposes of the A&R Long-Term Incentive Plan are to retain, motivate and attract top caliber executives, focus management on the key measures that drive superior performance, provide compensation opportunities that are externally competitive and internally consistent with the Company’s total compensation strategies, and provide award opportunities that are comparable in both character and magnitude to those provided through stock-based plans. The A&R Long-Term Incentive Plan has been designed to take into account certain limits on the ability of a public corporation to claim tax deductions for compensation paid to certain highly compensated executives under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The A&R Long-Term Incentive Plan is administered by the Special Subcommittee on Incentive Compensation of the Board (the “Subcommittee”). This Subcommittee is composed of independent directors.

Employees of the Company who are designated by the Subcommittee as “key employees” are eligible to participate and receive awards under the A&R Long-Term Incentive Plan. Performance periods are consecutive and overlapping three-year cycles. Prior to the beginning of each performance period, the Subcommittee selects and establishes performance goals for that performance period which, if met, will entitle participants to the payment of the incentive compensation award. The performance goals are based on targeted levels of increases in (a) earnings per share, and (b) “free cash flow” or (c) such other measures of performance success as the Subcommittee may determine. At the end of each performance period, the Subcommittee will certify the extent to which the performance criteria were met during the performance period and determine the final awards for the participants. A participant’s final award will be paid in the form of cash, in one lump sum, and restricted shares, as determined by the Subcommittee no later than the time the relevant performance criteria and award opportunities are established.

The A&R Long-Term Incentive Plan may be amended, modified or terminated by the Subcommittee at any time, but no such amendment, modification or termination may materially reduce the right of a participant to a payment or distribution under the A&R Long-Term Incentive Plan to which such participant has already become entitled, without the consent of such participant. In addition, any amendment which will make a change which may require stockholder approval under the rules of any exchange on which the Company’s shares are listed, or in order for awards granted under the A&R Long-Term Incentive Plan to qualify for an exemption from Section 162(m) of the Code, will require stockholder approval. No award opportunities may be granted for any performance period ending after October 31, 2015.

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On March 1, 2006, the Company issued a press release (the “Earnings Release”) announcing the financial results for its first quarter ended January 31, 2006. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”): (i) net income before restructuring charges and timberland gains; (ii) diluted earnings per Class A and Class B share before restructuring charges and timberland gains; (iii) operating profit before restructuring charges and timberland gains; (iv) operating profit before restructuring charges; and (v) net debt. Net income before restructuring charges and timberland gains is equal to GAAP net income plus restructuring charges less timberland gains, net of tax. Diluted earnings per Class A and Class B share before restructuring charges and timberland gains is equal to GAAP diluted earnings per Class A and Class B share plus the effects of restructuring charges less the effects of timberland gains, net of tax. Operating profit before restructuring charges and timberland gains is equal to GAAP operating profit plus restructuring charges less timberland gains. Operating profit before restructuring charges is equal to GAAP operating profit plus restructuring charges. Net debt is equal to GAAP long-term debt plus short-term borrowings less cash and cash equivalents.

The Company discloses the non-GAAP Measures described in Items (i) through (iv), above, because management believes that these non-GAAP Measures are a better indication of the Company’s operational performance than GAAP net income, diluted earnings per Class A and Class B share and operating profit since they exclude restructuring charges, which are not representative of ongoing operations, and timberland gains, which are volatile from period to period. These non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company.

In addition, the Company disclosed the non-GAAP Measure of net debt, described in Item (v), above, because management believes that this non-GAAP Measure gave a better indication of the Company’s debt position as of the fiscal quarter end than long-term debt. As of January 31, 2006, the Company held significant cash and cash equivalents that could have been used to pay down long-term debt, but management chose not to do so, among other reasons, to avoid associated prepayment premiums and breakage costs.

Section 8 – Other Events

Item 8.01 Other Events.

At the 2006 Annual Meeting, Bruce A. Edwards was elected to the Board of Directors. Mr. Edwards replaced David J. Olderman, who retired as of the end of his term. Vicki L. Avril, Charles R. Chandler, Michael H. Dempsey, Michael J. Gasser, Daniel J. Gunsett, Judith D. Hook, Patrick J. Norton and William B. Sparks, Jr. were re-elected to the Board of Directors. In addition, as described in Item 1.01, the Company’s Class B stockholders approved the A&R Long-Term Incentive Plan. On February 27, 2006, the Company issued a press release announcing these matters. The full text of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on March 1, 2006, announcing the financial results for its first quarter ended January 31, 2006.

99.2	Press release issued by Greif, Inc. on February 27, 2006, announcing matters related to its 2006 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: March 3, 2006	By	/s/ Donald S. Huml

Donald S. Huml, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on March 1, 2006, announcing the financial results for its first quarter ended January 31, 2006.

99.2	Press release issued by Greif, Inc. on February 27, 2006, announcing matters related to its 2006 annual meeting of stockholders.